SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):

                                 August 15, 1997
                                 ---------------



                               Coffee People, Inc.
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             (Exact name of registrant as specified in its charter)



     Oregon                  0-21397              93-1073218
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(State or other          (Commission File No.)   (IRS Employer
jurisdiction of                                  Identification No.)
incorporation)



 15100 SW Koll Parkway,  Suite J,  Beaverton,  Oregon   97006
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:

                        (503) 672-9603
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ITEM 5.  OTHER EVENTS.

     Effective August 15, 1997, Steven P. Crantz resigned as Vice President -- Development of Coffee People, Inc., an Oregon corporation ("Coffee People"). Coffee People announced Mr. Crantz's resignation in a press release dated August 18, 1997, a copy of which is attached as an exhibit to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  2.1      Press release, dated August 18, 1997.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     COFFEE PEOPLE, INC.
                                        (Registrant)



Date: August 19, 1997                By: /s/ Kenneth B. Ross
---------------------                -----------------------
                                         Kenneth B. Ross
                                         Chief Financial Officer


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                                  EXHIBIT INDEX
Exhibit No.                                                 Page
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2.1      Press release, dated August 18, 1997.                5